EXHIBIT 32.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


      The following certification accompanies the issuer's Annual Report on
           Form 10-K and is not filed, as provided in Release 33-8212.
                         34-47551 dated March 21, 2003.


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                                  EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of North Bay Bancorp for the year ended December 31, 2003, I, Lee-Ann Cimino, Chief Financial Officer of North Bay Bancorp, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that:

(1) such Annual Report on Form 10-K of North Bay Bancorp for the year ended December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form 10-K of North Bay Bancorp for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of North Bay Bancorp.


Dated:  March25, 2004

                                                 /s/ Lee-Ann Cimino
                                                 ------------------------------
                                                 LEE-ANN CIMINO
                                                 Senior Vice President and Chief
                                                 Financial Officer
                                                 (Principal Financial Officer)